UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MISSION COMMUNITY BANCORP

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MISSION COMMUNITY BANCORP
3380 South Higuera Street
San Luis Obispo, California  93401
(805) 782-5000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 1, 2011
4:00 P.M.

________________

TO THE SHAREHOLDERS OF MISSION COMMUNITY BANCORP:

NOTICE IS HEREBY GIVEN that pursuant to the Bylaws of Mission Community Bancorp (the “Company”) and the call of its Board of Directors, the 2011 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp will be held at EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, California  93405 on Wednesday, June 1, 2011 at 4:00 p.m., for the purpose of considering and voting upon the following matters:

1.	Election of Directors. To elect the following eleven persons to the Board of Directors to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Andrews Bruce M. Breault	Anita M. Robinson Harry H. Sackrider
William B. Coy	Gary E. Stemper
Howard N. Gould	Brooks W. Wise
Richard Korsgaard	Stephen P. Yost
James W. Lokey

2.	Ratification of Appointment of Independent Public Accountants. The ratification of Perry-Smith LLP as independent auditors for the Company for the 2011 fiscal year.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Only those shareholders of record as of the close of business on April 12, 2011 will be entitled to notice of and to vote at the Meeting.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, USING THE ENCLOSED POSTAGE PAID RETURN ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.  IF YOU ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.  THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.  IN ORDER TO PROVIDE ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

The Bylaws of Mission Community Bancorp provide for nominations of directors in the following manner:

“2.14 NOMINATIONS OF DIRECTORS.  Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors.  Nominations, other than those made by or on behalf of the existing management of the corporation, shall be made in writing and shall be delivered or mailed to the president of the corporation, not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the president of the corporation not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.  Such notification shall contain the following information to the extent known to the shareholder:

(1)           The name and address of each proposed nominee.

(2)           The principal occupation of each proposed nominee.

(3)	The total number of shares of common stock of the corporation that will be voted for each proposed nominee.

(4)           The name and residence of the notifying shareholder.

(5)	The number of shares of common stock of the corporation owned by the notifying shareholder.

Nominations not made in accordance herewith shall, in his/her discretion, be disregarded by the chairperson of the meeting, and upon his/her instructions, the vote tellers shall disregard all votes cast for each such nominee.”

Dated:  April 29, 2011

By Order of the Board of Directors

                        /s/ Stephen P. Yost

Stephen P. Yost

Secretary

MISSION COMMUNITY BANCORP

3380 South Higuera Street

San Luis Obispo, California  93401

(805) 782-5000

PROXY STATEMENT

2011 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 1, 2011

4:00 P.M.

INTRODUCTION

This proxy statement is being furnished to shareholders in connection with the solicitation of proxies for use at the 2011 Annual Meeting of Shareholders (the “Meeting”) of Mission Community Bancorp to be held at EMBASSY SUITES, 333 Madonna Road, San Luis Obispo, CA  93405, on Wednesday, June 1, 2011 at 4:00p.m., and at any and all adjournments thereof.

It is anticipated that this Proxy Statement and the accompanying Notice will be mailed on or about April 29, 2011 to shareholders eligible to receive notice of and to vote at the meeting.

The matters to be considered and voted upon at the Meeting include:

1.	Election of Directors. To elect the following eleven persons to the Board of Directors to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and have qualified:

George H. Andrews Bruce M. Breault	Anita M. Robinson Harry H. Sackrider
William B. Coy	Gary E. Stemper
Howard N. Gould	Brooks W. Wise
Richard Korsgaard	Stephen P. Yost
James W. Lokey

2.	Ratification of Appointment of Independent Public Accountants. To ratify the appointment of Perry-Smith LLP as independent auditors for the Company for the 2011 fiscal year.

3.	Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

SHAREHOLDERS ARE STRONGLY ENCOURAGED TO VOTE “AUTHORITY GIVEN” FOR PROPOSAL 1 AND “FOR” PROPOSAL 2.

GENERAL

Revocability of Proxies

A proxy for use at the Meeting is enclosed.  Any shareholder who executes and delivers such proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of Mission Community Bancorp an instrument revoking it or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.  Subject to such revocation, all shares represented by a properly executed proxy received in time for the Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy.  If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted in favor of the election of the nominees for director set forth herein, in favor of the ratification of the selection of the Company’s independent public accountants and, if any other business is properly presented at the Meeting, in accordance with the recommendations of the Board of Directors.

Solicitation of Proxies

The expense of preparing, assembling, printing and mailing this proxy statement and the material used in this solicitation of proxies will be borne by Mission Community Bancorp.  It is contemplated that proxies will be solicited through the mails, but officers, directors and regular employees of Mission Community Bank may solicit proxies personally.  Although there is no formal agreement to do so, Mission Community Bancorp may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to shareholders whose stock in Mission Community Bancorp is held of record by such entities.  In addition, Mission Community Bancorp may use the services of individuals or companies it does not regularly employ in connection with the solicitation of proxies, if management determines it advisable.

VOTING SECURITIES

The close of business on April 12, 2011 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at this year’s annual meeting.  As of the Record Date there were outstanding 7,094,274 shares of Mission Community Bancorp’s common stock, without par value, which is the only class of equity securities of Mission Community Bancorp entitled to vote on the matters presented at the Meeting.  Any holder of shares of common stock represented by a proxy which has been returned properly signed by the shareholder of record will be considered present for the purposes of determining whether a quorum exists even if such proxy contains abstentions or broker non-votes.  A quorum sufficient for the conduct of business at the Meeting will consist of a majority of the outstanding shares of common stock of Mission Community Bancorp at the close of business on the Record Date.

Proxies including broker non-votes with respect to any matter brought to a vote will not be counted as shares voted on the particular matter as to which the broker non-vote is indicated.  Therefore, broker non-votes will have no effect when determining whether the requisite vote has been obtained to pass a particular matter.  However, proxies indicating “abstain” or “withhold authority” with respect to any matter brought to a vote will be counted as shares voted on the particular matter as to which the abstention or withhold authority is indicated and will have the effect of voting against the matter.

Each share of common stock is entitled to one vote on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively.  If there is no cumulative voting for directors declared at the meeting, then directors will be elected by plurality vote meaning that the eleven nominees receiving the highest number of votes will be elected as directors.  If, prior to the election of directors, any shareholder has given notice that he intends to cumulate his votes, then, for the election of directors only, each shareholder may cumulate votes for any nominee.  Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she deems appropriate.  If cumulative voting is declared at the Meeting, votes represented by proxies delivered pursuant to this proxy statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors.  The eleven candidates receiving the highest number of votes will be elected.  If for any reason any nominee is unable to serve, the Board of Directors may designate a substitute nominee, in which event the shares represented by the proxies will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy.

The selection of Perry-Smith LLP as the Company’s independent public accountants will be ratified if a majority of votes cast at the meeting are in favor of ratification.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The bylaws of Mission Community Bancorp currently provide for a range of between eight (8) and fifteen (15) directors, with the exact number of directors to be fixed from time to time, within the foregoing range, by a resolution duly adopted by a majority of Mission Community Bancorp’s full board of directors or by a resolution adopted by a majority of the shareholders at any meeting thereof or by written consent.  The exact number of directors is presently fixed at eleven (11).

The shareholders are being asked to elect eleven (11) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified.  The persons named below, all of whom currently serve as members of Mission Community Bancorp’s Board of Directors, will be nominated for election as directors to serve until the 2012 Annual Meeting of Shareholders and until their successors are elected and have qualified.  In the election of directors the proxy holders intend, unless directed otherwise, to vote for the election of the nominees named below.  In the event that cumulative voting is employed in the election of directors, the proxy holders intend, unless directed otherwise, to distribute the votes represented by each proxy among the nominees named below so as to elect all or as many of them as possible.  In the event any of the nominees should be unable to serve as a director, it is intended that the proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors.  Management has no reason to believe that any nominee will become unavailable.  Additional nominations can only be made by complying with the procedures set forth in the bylaws of Mission Community Bancorp, as set forth in the Notice of Annual Meeting of Shareholders accompanying this proxy statement.

All members of the Board of Directors of Mission Community Bancorp also serve on the Board of Directors of Mission Community Bank (the “Bank”).

Principal Shareholder Nominees

Pursuant to the terms of a Stock Purchase Agreement dated January 24, 2008, as amended (the “2008 Agreement”) between Mission Community Bancorp and Carpenter Fund Manager GP, LLC (the “Manager”), on behalf of and as general partner of three investment funds managed by the Manager (the “Carpenter Funds”), Mission Community Bancorp agreed to nominate one person designated by the Manager to its Board of Directors and to the Bank’s Board of Directors and to continue to nominate one such person for so long as the Carpenter Funds continue to own at least 10% of the issued and outstanding shares of Mission Community Bancorp.  Howard Gould, a nominee to the Board of Directors, is the nominee of the Manager pursuant to the 2008 Agreement.

On December 22, 2009, Mission Community Bancorp entered into a Securities Purchase Agreement (the “2009 Agreement”) with the Manager on behalf of and as General Partner of the Carpenter Funds.  Pursuant to the 2009 Agreement, as amended, the Company has agreed to appoint as directors of the Company and the Bank, three persons identified by the Manager, and to continue to appoint three persons designated by the Manager for as long as the Carpenter Funds beneficially own at least 25% or more of the Company’s common stock.  If the Carpenter Funds’ beneficial ownership of the Company’s common stock is less than 25% but more than 15%, the Manager shall have the right to appoint two directors to the Company's Board and the Bank’s Board under the 2009 Agreement, and if the Manager’s beneficial ownership interest is less than 15% but more than 5%, the Manager shall have the right to appoint one person to each of these Boards.  The right to appoint members to the Company’s Board and the Bank’s Board under the 2009 Agreement is in addition to and not in lieu of the Manager’s right to appoint one member to the Board of the Company and the Bank pursuant to the 2008 Agreement.  Each of Messrs. Yost, Lokey, and Andrews, nominees for director, are nominees of Manager under the 2009 Agreement.

Information Concerning Nominees and Incumbent Directors and Executive Officers

The following table sets forth the names and certain information as of April 12, 2011 concerning the persons nominated by the Board of Directors for election as directors of Mission Community Bancorp and with respect to the executive officers of Mission Community Bancorp.  The column titled “Year First Elected or Appointed to Board” includes service on the Board of Directors of Mission Community Bank prior to the holding company reorganization in December 2000 pursuant to which Mission Community Bank became a wholly-owned subsidiary of Mission Community Bancorp.

Names and Offices Held With Mission Community Bancorp	Age	Year First Elected or Appointed Director	Principal Occupation for Past Five Years
George H. Andrews Director1	64	2010	Managing Partner of Andrews Galloway and Associates (accounting firm) since 1977
Bruce M. Breault Director (Founding Chairman of the Board)	69	1996	Partner and Owner, F. McLintocks, Inc. (restaurants) since 1973
William B. Coy Vice Chairman (Immediate Past Chairman of the Board)	73	1996	Owner and Manager, Rancho Rio Conejo (citrus and avocados) since 1979
Howard N. Gould Director2	61	2008
Vice Chairman of  Carpenter & Company since 2005; Managing Member of Carpenter Fund Manager GP, LLC since 2007; Commissioner of Financial Institutions as appointed by the Governor of  California and confirmed by the State Senate (2004-2005); former Director of Nara Bancorp, Los Angeles, California (2005-June 2010); Director of Bridge Capital Holdings, Inc., San Jose, California (2008-present)

Richard Korsgaard Director	69	2005	Retired; Executive Vice President and Chief Credit Officer, Mission Community Bancorp and Mission Community Bank (2002-2005)
James W. Lokey3 Chairman of the Board and Chief Executive Officer	63	2010
Banker; Chairman of the Board and Chief Executive Officer of Mission Community Bancorp since 2010; President of RaboBank, N.A., Arroyo Grande, CA from 2007 through retirement on December 31, 2009; President and Chief Executive Officer of Mid-State Bank & Trust from 2000 through its sale in 2007; Director of Mid-State Bancshares, Arroyo Grande, CA (2000-2007)

Anita M. Robinson Director and President	58	1996	Banker; President of Mission Community Bancorp since 2000; and Chief Executive Officer of Mission Community Bank since 1996
Harry H. Sackrider Director	66	2010	Retired; Interim Chief Credit Officer of Mission Community Bank (Sept 2010 thru March 2011); Executive Vice President and Chief Credit Officer Mid-State Bank & Trust (2002-2007)
Gary E. Stemper Director	68	1996	Manager, Eagle Castle Winery, LLC since 2000; Partner, Eberle Winery of Paso Robles (1982-2005); Owner, Gary Stemper Construction Co., since 1967
Brooks W. Wise Director, Executive Vice President	51	2007
Banker; Executive Vice President, Mission Community Bancorp; and President of Mission Community Bank since 2007; Regional Vice President (2006-2007), Vice President/ Regional Manager (2004-2006) and Vice President/Branch Manager (1996-2004) with Union Bank of California

Stephen P. Yost4 Director	65	2010
Principal, Kestrel Advisors since 1997; Executive Vice President/Manager Special Assets Group; Executive Vice President/Regional Chief Credit Officer. and Executive Vice President/Chief Credit Officer with Comerica Bank (1998-2006); Director of Manhattan Bancorp, El Segundo, California since 2006

Ronald B. Pigeon Executive Vice President and Chief Financial Officer	62	N/A	Banker; Executive Vice President and Chief Financial Officer of Mission Community Bancorp and Mission Community Bank since 2005
Robert J. Stevens Executive Vice President and Chief Credit Officer	56	N/A
Banker; Executive Vice President and Chief Credit Officer of Mission Community Bancorp and Mission Community Bank since April 1, 2011. Previously, Principal with The Food Partners investment banking firm (2010-April 2011); Executive Vice President and Chief Credit Officer of  Rabobank, N.A. (August 2007 to December 2009); and other management positions held with Rabobank International (1993 to 2009)

Director Qualifications

1 Mr. Andrews was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See “Proposal No. 1—Election of Directors—General”.

2 Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2008 Agreement.  Mr. Gould is one of five Managing Members of Carpenter Fund Manager GP, LLC.  See “Proposal No. 1—Election of Directors—General”.

3 Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See Proposal No. 1—Election of Directors—General.”

4 Mr. Yost was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp, pursuant to the terms of the 2009 Agreement.  See “Proposal No. 1—Election of Directors--General.”

We believe the members of our Board of Directors have the proper mix of relevant experience and expertise given the Company’s business, together with a level of demonstrated integrity, judgment, leadership and collegiality, to effectively advise and oversee management in executing our strategy.  In identifying or evaluating potential nominees it is our policy to seek individuals who have the knowledge, experience and personal and professional integrity, to be most effective, in conjunction with the other Board members, in collectively serving the long-term interests of our shareholders.  In addition to the principal occupations of our director nominees as noted in the table above, the Nominating Committee has noted the following skills, attributes and qualifications it considered in nominating directors for the 2011-2012 year:

George H. Andrews	•
Thirty-eight years of accounting experience in the Central Coast of CA; previous experience as a bank director and member of a bank’s audit committee (member of Board of Directors of Mid-State Bank & Trust from 2004 to 2007 and Chair of that bank’s audit committee from 2005 to 2007).  A certified public accountant. Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Bruce M. Breault	•	Over thirty-five years experience in running a large business (350 employees) in San Luis Obispo; previous experience as a bank director (12 years with Commerce Bank of San Luis Obispo).
William B. Coy	•
Twelve years experience in marketing and media management; served as Supervisor on the San Luis Obispo County Board of Supervisors (1982-1990); also served as Director of California Avocado Commission (2004-2008) and as Director of San Luis Obispo Chamber of Commerce (1993-1999).

Howard N. Gould	•
Served as a former Commissioner of Financial Institutions providing significant insight into the regulation of financial institutions; experience as a director of financial institutions; appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Richard Korsgaard	•
Significant experience in bank management, including serving as President and Chief Executive Officer and as a director of Mariners Bank, San Clemente, California (1982-1995); and as Executive Vice President and as a director of Eldorado Bank, Irvine, California (1995-2000). Also served as Executive Vice President/Chief Credit Officer of Mission Community Bancorp and Mission Community Bank (2000-2005).

James W. Lokey	•
More than thirty-five years of bank management experience, including:  President and Chief Executive Officer of Downey Savings (1992-1998); President and Chief Executive Officer of Mid-State Bank & Trust (2000-2007); President of  Rabobank, N.A. (2007-2009); Past Chairman of California Bankers Association. Significant ties in the communities of the Central Coast, including serving as a member of the President’s Cabinet at Cal Poly State University in San Luis Obispo; a Director of Cal Poly Corporation and Chairman of its investment committee; and past President and Director for the San Luis Obispo County UCSB Economic Forecast Project.  Appointee of Carpenter Fund Manager, GP, LLC, a principal shareholder of the Company.

Anita M. Robinson	•
More than thirty years of bank management experience, including Executive Vice President/Credit Administrator (1989-1994) and President and Chief Executive Officer (1994-1996) for Commerce Bank of San Luis Obispo.  Graduate of Pacific Coast Banking School.  Past Chairman of the California Bankers Association.  Board member of numerous nonprofit, business and higher education organizations, including Chair of Housing Trust Fund; Chair of Community Action Partnership of San Luis Obispo County (formerly EOC); and Chair of the UCSB Economic Forecast Project for San Luis Obispo.  Board member of Pacific Coast Banking School and Cuesta College Foundation.

Harry H. Sackrider	•
More than 40 years of bank management experience, specializing in credit policy and analysis, risk management and credit administration, including serving as Executive Vice President and Chief Credit Officer of Mid-State Bank & Trust, Arroyo Grande, CA (2002-2007); and Senior Vice President & Real Estate Lending Credit Administrator also at Mid-State Bank & Trust (2000-2002).

Gary E. Stemper	•
Significant entrepreneurial skills as a business owner/partner in various business ventures in the construction and wine industries; previous bank director experience as founder, director and chairman of Citizens Bank of Paso Robles for 12 years prior to that bank’s acquisition in 1996; significant ties in the North County Community having previously served as Mayor of Paso Robles.

Brooks W. Wise	•
Strong bank management skills and experience.  Significant community outreach skills.  Served as Board President of several non-profit organizations during his banking career, including most recently on the Santa Maria Chamber of Commerce (2007-2008) and Coastal Business Finance, a SBA Certified Development Corporation (2005-2006).

Stephen P. Yost	•
Thirty-five years of experience in banking, including twenty-six at First Interstate Bank, primarily focused on risk management.  Developed and taught risk management classes to fellow bankers.  Previously an adjunct professor at Golden Gate University in San Francisco, teaching banking courses in a graduate program.  Appointee of Carpenter Fund Manager GP, LLC, a principal shareholder of the Company.

Board Committees and Other Corporate Governance Matters

In 2010, the Board of Directors of Mission Community Bancorp held 14 meetings.  All of the directors of Mission Community Bancorp attended at least 75% of all Board of Directors and all assigned committee meetings held in 2010.

In addition to serving on the Board of Directors of Mission Community Bancorp, each of the directors serves on the Board of Directors of Mission Community Bank.  The Board of Directors of Mission Community Bank held 14 meetings, 1 of which was held jointly with the Mission Community Bancorp Board in 2010.  All of the directors of Mission Community Bank attended at least 75% of all Board and assigned committee meetings held in 2010.

The Board has determined that a majority of its current directors are “independent” as that term is defined in Nasdaq’s listing standards.  Specifically, the Board has determined that all of the directors of Mission Community Bancorp other than James W. Lokey, the Chief Executive Officer of Mission Community Bancorp; Anita M. Robinson, the President of Mission Community Bancorp and Chief Executive Officer of Mission Community Bank; Brooks W. Wise, the Executive Vice President of Mission Community Bancorp and President of Mission Community Bank; Harry H. Sackrider due to his serving as an Executive Officer of the Company during the last three years; and Stephen P. Yost, the Corporate Secretary of Mission Community Bancorp, are independent directors.

Mission Community Bancorp and Mission Community Bank have, among others, a standing Audit Committee, Compensation Committee, and a Corporate Governance and Nominating Committee.

Audit Committee.  The Audit Committee consists of directors Andrews (Chairman), Coy, Korsgaard and Yost.  The Audit Committee met 6 times in 2010.  The Board of Directors has determined that each member of the Audit Committee has sufficient accounting or related financial management expertise to serve on the Committee and that Mr. Andrews meets the qualifications of an “audit committee financial expert” as such term is defined in the rules and regulations of the Securities and Exchange Commission.

The purpose of the Audit Committee is to monitor the quality and integrity of Mission Community Bancorp’s and Mission Community Bank’s accounting, auditing, internal control and financial reporting practices.  The Committee selects the independent accountants, reviews the independence and performance of the independent accountants, and makes certain that the independent accountants have the necessary freedom and independence to freely examine all of the records of Mission Community Bancorp and its subsidiaries.  Further, the Audit Committee pre-approves all audit and permissible non-audit services to be performed by the independent accountants, with certain de minimis exceptions.  Prior to the public release of annual and quarterly financial information, the Committee discusses with  management and the independent accountants the results of the independent accountants’ audit or limited review procedures associated with this information.  The Audit Committee oversees internal audit activities, including reviewing the internal audit plan, discussing various internal audit issues with our management, and confirming and assuring the objectivity of internal audits.

The Audit Committee Charter of Mission Community Bancorp and Mission Community Bank requires that the Audit Committee be comprised of at least three directors and further requires that (i) no member of the Audit Committee may serve as an officer of Mission Community Bancorp or Mission Community Bank; provided, that certain officers which are precluded from policy-making functions except in their capacities as directors (i.e., the Vice Chairman of the Board, Corporate Secretary, Immediate Past Chairman and Founding Chairman) are not precluded from service on the Audit Committee; (ii) Audit Committee members are barred from accepting any consulting, advisory or other compensatory fee from Mission Community Bancorp or Mission Community Bank other than in such members’ capacity as a member of the board of directors or a member of any board committee; and (iii) that no Audit Committee member may be an “affiliated person” of Mission Community Bancorp or Mission Community Bank apart from his or her capacity as a member of the Board or any Board committees.  All four members of our Audit Committee meet the requirements for a member of our Audit Committee under our Audit Committee Charter; however, one of the members does not meet the independence requirements set forth in the listing standards of  Nasdaq for audit committee members in that Mr. Yost is our Corporate Secretary.  Nasdaq’s definition of independence would exclude a director who serves as the Corporate Secretary from being independent.  The Board believes that each member of the Audit Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

Corporate Governance and Nominating Committee.  The Board of Directors of Mission Community Bancorp and Mission Community Bank have a standing Corporate Governance and Nominating Committee.  The Corporate Governance and Nominating Committee consists of directors Gould (Chairman), Coy, Lokey, Robinson and Yost.  The primary duties and responsibilities of this committee are to (i) develop and recommend corporate governance principles to the Board; (ii) oversee and evaluate the effectiveness of our corporate governance principles; (iii) identify individuals who qualify as potential board candidates consistent with criteria established by the Board; and (iv) objectively consider all potential Board candidates, regardless of whether the candidate was recommended by the Board, a shareholder or other source and to recommend candidates to the Board for election at the next annual shareholders meeting.

Compensation Committee.  The Board of Mission Community Bancorp and Mission Community Bank have a standing Compensation Committee of which directors Breault, Gould, Stemper (Chairman) and Yost are members.  This committee reviews and recommends for Board approval the compensation, benefits and health insurance packages for the Chief Executive Officer, President and other executive officers of Mission Community Bancorp and Mission Community Bank, as well as the compensation for the directors of Mission Community Bancorp.  All members of the Compensation Committee are “independent” directors under Nasdaq’s listing standards, other than Mr. Yost who is the Corporate Secretary of Mission Community Bancorp.  The Board believes that each member of the Compensation Committee is free from any relations that would interfere with the exercise of his or her independent judgment as a Committee member.

The Chief Executive Officer and/or the President, although not members of the Compensation Committee, present to the Compensation Committee recommendations for the compensation, benefits and health insurance packages for the executive officers of Mission Community Bancorp and Mission Community Bank.  On an annual basis the Compensation Committee evaluates the performance of the executive officers and reviews the “Annual Director and Executive Compensation Survey” prepared by Perry-Smith, LLP for the California Bankers Association.  This survey provides comparative compensation and benefits information for all banks located in California, utilizing a comparative analysis of both region and asset size. The comparative information provided is for all levels of bank staff, including the executive officers and for the Board of Directors. The Compensation

Committee also reviews the “Annual Executive and Director Compensation Survey” prepared by the California Department of Financial Institutions, which provides comparative analysis based on asset size for executive officers and Board of Directors compensation.

Code of Ethics.  Mission Community Bancorp and Mission Community Bank have adopted a Code of Ethics applicable to all of its directors, its principal executive officers and its senior financial officers, including its principal financial officer, principal accounting officer and persons performing similar functions.  The Code sets forth our values and expectations regarding ethical and lawful conduct and is also intended to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“AUTHORITY GIVEN” FOR THE ELECTION OF ALL ELEVEN NOMINEES AS DIRECTORS.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain summary compensation information for the last two fiscal years with respect to the Chief Executive Officer of Mission Community Bancorp, the former Chief Executive Officer of Mission Community Bancorp, and its two most highly compensated executive officers other than the Chief Executive Officer whose total compensation for the fiscal year ended December 31, 2010 exceeded $100,000 (the “Named Executive Officers”).

Name and Principal Position	Year	Salary5	Bonus	Option Awards6	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation7	Total
James W. Lokey, CEO	2010 --	$114,583 --	-- --	$286,050 --	-- --	-- --	$ 41,8658 --	$442,498 --
Anita M. Robinson, President and former CEO	2010 2009	$188,125 $175,000	-- --	-0- -0-	-- --	-- --	$ 8,056 $ 7,062	$196,181 $182,062
Brooks W. Wise, Executive Vice President	2010 2009	$145,625 $135,000	-- --	-0- -0-	-- --	-- --	$ 5,199 $ 6,378	$150,824 $141,378
Ronald B. Pigeon, Executive VP and CFO	2010 2009	$130,000 $130,000	-- --	-0- -0-	-- --	-- --	$ 3,531 $ 5,063	$133,531 $135,063

Employment Agreements and Salary Protection Agreement

Effective July 1, 2010 Mission Community Bancorp entered into an Employment Agreement with James W. Lokey, pursuant to which Mr. Lokey has agreed to serve as the Chairman of the Board and Chief Executive Officer of the Company through June 30, 2013.  Mr. Lokey receives an annual base salary of not less than $250,000, with increases and/or bonuses to be determined at the sole discretion of the Board of Directors.  Mr. Lokey’s current annual base salary is $250,000. In addition, the agreement provided that Mr. Lokey would receive a one-time payment equal to $41,667 in recognition of Mr. Lokey’s substantial consulting services provided to the Company prior to the effective date of the Employment Agreement.  In addition, Mr. Lokey was granted options to purchase an aggregate of 100,368 shares of the common stock of Mission Community Bancorp pursuant to the terms of his employment agreement, which options are for a term of ten years and vest in three equal installments over a period of three years.  In the event Mr. Lokey’s employment is terminated without cause, he is entitled to an amount equal to twelve months of his base salary in effect immediately prior to the date of termination, payable in twelve equal monthly installments.

5 Includes portions of these individual’s salaries which were deferred under Mission Community Bancorp’s 401(k) Plan.  The 401(k) Plan permits participants to contribute a portion of their annual compensation on a pre-tax basis (subject to a statutory maximum), which contributions vest immediately when made.  For the first half of 2009, the Company matched employee contributions at the rate of fifty cents on the dollar up to a maximum of 5% of annual salary.  The employer match was discontinued effective July 1, 2009.

6 Represents the aggregate grant date fair value as computed pursuant to FASB accounting standards for stock compensation.  The grant date fair value of options was estimated at the date of grant using a Black-Scholes option pricing model.

7 Includes perquisites and other compensation including auto allowances, life insurance premiums, and employer contributions to 401(k) plan, and, in the case of Mr. Lokey, payment of consulting fees prior to employment with the Company.

8 Includes a one-time payment to Mr. Lokey in 2010 of $41,667 in recognition of his substantial consulting services provided to the Company prior his employment by the Company effective July 1, 2010, and payment of $198 in life insurance premiums.

On June 12, 2007 Mission Community Bank, Mission Community Bancorp and Anita M. Robinson entered into a Second Amended and Restated Employment Agreement, as amended, pursuant to which Ms. Robinson has agreed to continue to serve as the Chief Executive Officer of Mission Community Bank through December 31, 2012.  Pursuant to her employment agreement, Ms. Robinson receives an annual base salary of not less than $175,000, with increases at the sole discretion of the Board of Directors. Ms. Robinson’s current annual base salary under the Agreement is $210,000.  In addition, the agreement provides that Ms. Robinson is entitled to receive an annual bonus as determined by the Board of Directors.  Ms. Robinson also receives an automobile allowance and payment of premiums on a $750,000 life insurance policy pursuant to the terms of her employment agreement.  In addition, Ms. Robinson was granted options to purchase an aggregate of 20,532 shares of the common stock of Mission Community Bancorp pursuant to the terms of her employment agreement, which options are for a term of 10 years and vest in five installments of 20% per year over a period of five years.  In the event Ms. Robinson’s employment is terminated without cause, she is entitled to a payment equal to 12 months of her base salary as in effect immediately prior to her termination of employment, payable in equal installments over 12 months in accordance with Mission Community Bank’s normal payroll practices and her bonus earned prior to the date of termination.  In the event Ms. Robinson’s employment is terminated in the event of  a change in control, or if she leaves employment for good cause after a change in control has occurred, Ms. Robinson shall be entitled to a payment equal to 24 months of her base salary in effect immediately prior to the date of termination, payable in one lump sum payment and a lump sum payment equal to the incentive bonus paid to Ms. Robinson for the two years preceding the year in which the termination occurs, as well as any bonus earned by Ms. Robinson prior to the date of termination.

On June 18, 2007 Mission Community Bank, Mission Community Bancorp and Brooks W. Wise entered into an Employment Agreement, as amended, pursuant to which Mr. Wise has agreed to serve as President of Mission Community Bank through April 1, 2011.  Pursuant to the employment agreement, Mr. Wise will receive an annual base salary of not less than $135,000, with increases at the sole discretion of the Board of Directors.  Mr. Wise’s current annual base salary is $150,000. In addition, the agreement provides that Mr. Wise is entitled to receive an incentive bonus as determined in accordance with Mission Community Bank’s Officers’ Incentive Compensation Plan as may be in effect from time to time, together with such other bonus as the Board of Directors shall determine from time to time in its sole discretion.  Mr. Wise also receives an automobile allowance and payment of premiums on a $500,000 life insurance policy.  In addition, Mr. Wise was granted options to purchase an aggregate of 20,532 shares of the common stock of Mission Community Bancorp pursuant to the terms of his employment agreement, which options are for a term of 10 years and vest in five installments of 20% per year over a period of five years.  In the event Mr. Wise’s employment is terminated without cause, he is entitled to a payment equal to six months of his base salary as in effect immediately prior to his termination of employment, payable in equal installments over six months in accordance with Mission Community Bank’s normal payroll practices and his bonus earned prior to the date of termination.  In the event Mr. Wise’s employment is terminated in the event of a change in control, or if he leaves employment for good cause after a change in control has occurred, Mr. Wise shall be entitled to a payment equal to 12 months of his base salary in effect immediately prior to the date of termination, payable in one lump sum payment and a lump sum payment equal to the bonus earned by Mr. Wise prior to the date of termination.

Ronald B. Pigeon, our Executive Vice President and Chief Financial Officer entered into an Amended and Restated Salary Protection Agreement with Mission Community Bank dated December 29, 2008.  This agreement provides for a severance benefit of six months of base salary upon termination of employment, or reduction of salary by more than ten percent, upon the occurrence of, or within twelve months following, a merger, and transfer of substantially all of the assets, change in control or other defined corporate reorganization of Mission Community Bancorp or Mission Community Bank.

Limitations on Executive Compensation under TARP Program

In January 2009, the Company issued shares of its Fixed Rate Cumulative Perpetual Preferred Stock, to the United States Department of the Treasury (“UST”) pursuant to the UST’s Troubled Asset Relief Capital Purchase Program (the “TARP Program”).  As a result of the Company’s participation in the TARP Program, there are certain restrictions placed on its executive compensation, including the requirement that the Company’s most highly compensated employee not be eligible to receive any bonuses or incentive awards, other than restricted stock awards.  Further, any restricted stock awards which may be awarded in the future to the Company’s most highly compensated employee would be subject to the following limitations:  (i) the restricted stock cannot become fully vested until the Treasury no longer holds the Company's preferred stock, and (ii) the value of the restricted stock award cannot exceed one-third of the Executive Officer’s total annual compensation.  Further, none of the Named Executive Officers may receive any severance payments, whether or not provided for in their employment agreements, and each of the Named Executive Officers has agreed to these restrictions on their compensation.  These restrictions, as well as certain other restrictions on executive compensation, will remain in place for so long as the Company remains a participant in the TARP Program.

Incentive Compensation Plan

The Board of Directors of Mission Community Bank did not adopt an Officers’ Incentive Compensation Plan for 2010.

Stock Options

The 1998 Stock Option Plan (“Stock Option Plan”) of Mission Community Bank was assumed by Mission Community Bancorp in connection with the one bank holding company reorganization effected December 15, 2000.  The Stock Option Plan expired on January 20, 2008, with no further grants to be made under this plan.

On May 28, 2008 the Company’s shareholders approved the Mission Community Bancorp 2008 Stock Incentive Plan (“Stock Incentive Plan”) which provides for the issuance of both “incentive” and “nonqualified” stock options to officers and employees, and of “nonqualified” stock options to non-employee directors of Mission Community Bancorp and its subsidiaries.  The purpose of the Stock Incentive Plan is to encourage selected employees and directors of Mission Community Bancorp to acquire a proprietary and vested interest in the growth and performance of the Company; to generate an increased incentive for participants to contribute to the Company’s future success and prosperity, thus enhancing the value of the Company for the benefit of all shareholders; and to enhance the ability of Mission Community Bancorp and its subsidiaries to attract and retain individuals of exceptional talent upon whom, in large measure, its sustained progress, growth and profitability depend.  The Stock Incentive Plan was also designed to provide additional flexibility with respect to equity compensation awards to enable Mission Community Bancorp to remain competitive in the marketplace and to adapt its award strategy to the recent changes in accounting rules relating to stock options.

Options to purchase an aggregate of 183,432 shares of the common stock of Mission Community Bancorp, with an average exercise price of $10.39 per share, were outstanding under the Stock Option Plan and the Stock Incentive Plan as of December 31, 2010.

In 2010, James W. Lokey, the Company’s Chief Executive Officer, received a non-qualified stock option grant of 100,368 shares at an exercise price of $5.00 per share, with an expiration date of July 1, 2020.  The options vest in annual installments of one-third per year over a three-year period.  There were no other options granted to the Named Executive Officers in 2010.  No options were exercised by the Named Executive Officers in 2010.

The following table sets forth information with respect to options held by the Named Executive Officers at December 31, 2010:

Outstanding Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable9	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

James W. Lokey	0	100,368	0	$ 5.00	7/1/20
Anita M. Robinson	5,000 8,212	0 12,320	0 0	$ 8.25 $18.00	2/27/11 5/17/18
Brooks W. Wise	8,212	12,320	0	$18.00	5/17/18

Ronald B. Pigeon	3,000	0	0	$25.50	3/28/15

Compensation to Directors

During 2010 non-employee members of Mission Community Bank’s Board of Directors received a monthly retainer of $363 per month, in addition to a fee paid for each Committee meeting attended.  The Chairman of the Board also received an additional fee of $240 per month during 2010, with Committee Chairpersons receiving an additional $100 for each respective Committee meeting held.

The Directors also received an annual training budget for 2010 of $5,000 per director to be used specifically for bank-related conferences and meetings attended during the year.  The annual training budget will remain the same for year 2011.  Mission Community Bancorp may also grant stock options to its directors from time to time.  No stock options were granted to the non-employee directors of Mission Community Bancorp in 2010.

The following table sets forth information with regard to compensation earned by non-employee directors in 2010.  Compensation earned by employee-directors is included in the “Summary Compensation Table” above.

9 Unexercisable shares reported for James W. Lokey will vest as follows:  33,456 shares available 7/1/11; 33,456 shares available 7/1/12; and 33,456 shares available 7/1/13.  Unexercisable shares reported for Anita M. Robinson and Brooks W. Wise will vest as follows 4,106 shares available 5/27/11; 4,107 shares available 5/27/12; 4,107 shares available 5/27/13.

Non-Employee Director Compensation Table
Name	Fees Earned or Paid In Cash10	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

George H. Andrews	$1,850	0	0	0	0	$1,850
Bruce M. Breault	$7,562	011	0	0	0	$7,562
Roxanne Carr12	$1,188	0	0	0	0	$1,187
William B. Coy	$7,675	013	0	0	0	$7,675
Howard N. Gould	$4,438	0	0	0	0	$4,437
Richard Korsgaard	$6,963	014	0	0	0	$6,962
Gary E. Stemper	$7,113	015	0	0	0	$7,112
Karl F. Wittstrom16	$4,100	0	0	0	0	$4,100
Stephen P. Yost17	$12,738	0	0	0	0	$12,738

RELATED PARTY TRANSACTIONS

There are no existing or proposed material interests or transactions between us and any of our officers or directors outside the ordinary course of business, except as indicated herein.

From time to time our directors and officers and the companies with which they are associated, have banking transactions with Mission Community Bank in the ordinary course of business.  Any loans and commitments to lend included in such transactions have been, and in the future will be, made in the ordinary course of business, in accordance with all applicable laws and regulations and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness.  In addition, any such loans do not and will not involve more than the normal risk of collectability or present other unfavorable features.  As of December 31, 2010, loan commitments and loans outstanding from Mission Community Bank to our directors and executive officers (including associated companies) totaled approximately $278,000 or 0.71% of our shareholder’s equity.  Any future affiliated transactions will be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

10 Includes cash payments made to non-employee directors of Mission Community Bancorp during 2010.

11 Mr. Breault held options to purchase an aggregate of 2,000 shares at December 31, 2010, all of which were fully vested at December 31,   2010.

12 Ms. Carr resigned from the Board of Directors on April 5, 2010 for personal reasons.

13 Mr. Coy held options to purchase an aggregate of 2,000 shares at December 31, 2010, all of which were fully vested at December 31, 2010.

14 Mr. Korsgaard held options to purchase an aggregate of 3,000 shares at December 31, 2010 all of which were fully vested at December 31, 2010.

15 Mr. Stemper held options to purchase an aggregate of 2,000 shares at December 31, 2010, all of which were fully vested at December 31, 2010.

16 Mr. Wittstrom resigned from the Board of Directors on September 23, 2010 for personal reasons.

17 Includes $8,000 in fees paid to Mr. Yost in his capacity as Chairman of Mission Asset Management, Inc., a wholly-owned subsidiary of the Company.

On December 22, 2009 Mission Community Bancorp entered into a Securities Purchase Agreement with the Manager on behalf of and as General Partner of the Carpenter Funds.  Pursuant to the 2009 Agreement, as amended, the Manager agreed to cause the Carpenter Funds to purchase an aggregate of 5,000,000 shares of the Company’s authorized but unissued common stock, with each share of common stock paired with a warrant to purchase one share of the Company’s common stock (collectively, the “Units”) for a purchase price of $5.00 per Unit, or an aggregate cash purchase price of $25 million.  The warrants are exercisable for a term of five years from issuance at an exercise price of $5.00 per share and contain customary anti-dilution provisions.

The 2009 Agreement contemplated that the Units would be purchased in two separate closings.  At the first closing, which occurred on April 27, 2010, the Carpenter Funds purchased an aggregate of 2,000,000 shares of common stock paired with warrants to purchase 2,000,000 shares of common stock for an aggregate purchase price of $10 million.  At the second closing, which occurred on June 16, 2010, the Carpenter Funds purchased an aggregate of 3,000,000 shares of common stock paired with warrants to purchase 3,000,000 shares of common stock for a purchase price of $15.0 million.

Pursuant to the 2009 Agreement, the Company agreed, effective upon the first closing, which occurred on April 27, 2010, and subject to certain conditions, to appoint three directors to the Company’s Board that have been nominated by the Manager.  Mr. Yost, Mr. Lokey and Mr. Andrews, three nominees for director, were nominated by the Manager pursuant to the 2009 Agreement.

In addition, the 2009 Agreement provided that the Company would reimburse the Manager for its expenses incurred in connection with the 2009 Agreement in an amount not to exceed $200,000, of which an aggregate of $80,000 in expenses were actually incurred and reimbursed by the Company to the Manager during 2010.

All affiliated transactions have been and will continue to be made or entered into on terms that are no less favorable to us than those that can be obtained from an unaffiliated third party.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information, as of April 12, 2011 with respect to (a) members of the Board of Directors of Mission Community Bancorp, including persons nominated by the Board of Directors for election as directors, (b) the executive officers of Mission Community Bancorp, and (c) the directors and executive officers as a group:

Names and Offices Held With Mission Community Bancorp18	Common Shares Beneficially Owned19	Shares Issuable Upon Exercise of Options or Warrants20	Percentage of Shares Outstanding
Directors:
George H. Andrews Director	6,000	6,000	0.17%
Bruce M. Breault Director (Founding Chairman of the Board)	30,364	2,000	0.46%
William B. Coy Vice Chairman (Immediate Past Chairman of the Board)	15,550	2,000	0.25%
Howard N. Gould21 Director	5,333,33422	5,000,00023	85.44%
Richard Korsgaard Director	9,000	4,000	0.18%
James W. Lokey24 Director and Chief Executive Officer	15,000	-0-	0.21%
Anita M. Robinson President and Director	60,609	55,212	1.62%
Harry H. Sackrider Director	2,000	2,000	0.06%
Gary E. Stemper Director	9,000	2,000	0.16%
Brooks W. Wise Director and Executive Vice President	15,000	13,212	0.40%
Stephen P. Yost25 Director	20,000	15,000	0.49%

Other Executive Officers:
Ronald B. Pigeon Executive Vice President and Chief Financial Officer	12,775	13,000	0.36%
Robert J. Stevens Executive Vice President and Chief Credit Officer	-0-	-0-	-0-
All Directors and Executive Officers as a Group (13 persons)	5,528,632	5,114,424	87.2%

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Other than as set forth in the table below, our management knows of no person who beneficially owned more than 5% of our outstanding common stock as of April 12, 2011.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class26
Common Stock	Carpenter Fund Manager GP, LLC27 5 Park Plaza, Suite 950 Irvine, CA 92614	10,333,33428	85.4%
Common Stock	Palladium Equity Partners III, LP 1270 Avenue of the Americas, Suite 2200 New York, NY 10020	1,290,93729	16.8%29

18 The address of each person in the table is c/o Mission Community Bancorp, 3380 S. Higuera Street, San Luis Obispo, California 93401.

19 Except as otherwise noted, may include shares held by or with such person’s spouse and minor children; shares held by any other relative of such person who has the same home; shares held by a family trust as to which such person is a trustee with sole voting and investment power (or shared power with a spouse); shares held in street name for the benefit of such person; or shares held in an Individual Retirement Account or pension plan as to which such person has pass-through voting rights and investment power.

20 Includes shares subject to options held by directors and executive officers that are exercisable within 60 days after April 12, 2011.

21 Mr. Gould was nominated to serve on the Board by Carpenter Fund Manager, GP, LLC, a principal shareholder of Mission Community Bancorp.

22 Includes 5,333,334 shares held by three investment funds of which Carpenter Fund Manager GP, LLC is the general partner (the “Carpenter Funds”).  Mr. Gould serves as one of five Managing Members of Carpenter Fund Manager GP, LLC and as such holds shared voting and investment power with respect to these shares.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

23 Includes warrants to purchase 5,000,000 shares of the common stock held by the Carpenter Funds which are currently exercisable.  Mr. Gould serves as one of five Managing Members of the Manager.  Mr. Gould disclaims beneficial ownership of these shares.  See “Proposal No. 1—Election of Directors,” above.

24 Mr. Lokey was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp.  See “Proposal No. 1—Election of Directors.”

25 Mr. Yost was nominated to serve on the Board by Carpenter Fund Manager GP, LLC, a principal shareholder of Mission Community Bancorp.  See “Proposal No. 1—Election of Directors.”

26 The percentage is based on the total number of shares of Mission Community Bancorp common stock outstanding, plus the number of option or warrant shares for the applicable entity, which are vested or which will vest within 60 days of April 12, 2011.  Because option and warrant shares are included in the calculation, the total percentages of beneficial ownership are in excess of 100%.

27 These shares are held of record by three investment funds of which Carpenter Fund Manager GP, LLC is the general partner with investment and voting power.  These shares are owned of record as follows: Carpenter Community BancFund LP (173,541 shares); Carpenter Community BancFund-A, LP (4,937,782 shares); and Carpenter Community BancFund-CA, LP (222,011 shares).  Howard Gould, a director of Mission Community Bancorp, serves as a Managing Member of Carpenter Fund Manager GP, LLC.

28 Includes warrants to purchase 5,000,000 shares of the common stock of the Company held by the Carpenter Funds which are currently exercisable.

29 Includes warrants to purchase 590,000 shares of the common stock of the Company held by Palladium Equity Partners, III, LP (“Palladium”) which are currently exercisable; provided, however, that Palladium has agreed not to convert its Warrants in an amount that, when added to the number of shares of common stock owned by Palladium, would cause Palladium’s total ownership to exceed 9.9% of total shares outstanding of the Company's common stock.  Accordingly, the actual percentage ownership by Palladium of the outstanding common stock of the Company should never exceed 9.9%.  Palladium currently owns 9.9% of the issued and outstanding shares of common stock of the Company, excluding shares issuable upon the exercise of warrants.

REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2010 with management.  The Audit Committee has also discussed with the independent auditors of Mission Community Bancorp the matters required to be discussed by Statement of Auditing Standards No. 61, as amended (Communication with Audit and Finance Committees, as amended).  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independence of the independent auditors.  The Audit Committee has also considered whether the amount and nature of the non-audit services provided by Perry-Smith LLP is compatible with the auditor’s independence.  Based on a review and discussion of the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K of Mission Community Bancorp for the 2010 fiscal year for filing with the Securities and Exchange Commission.

Submitted by The Audit Committee:
George H. Andrews (Chairman)
William B. Coy
Richard Korsgaard
Stephen P. Yost

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

MISSION COMMUNITY BANCORP’S AUDITORS AND AUDIT FEES

Mission Community Bancorp’s Audit Committee selected Perry-Smith LLP as independent auditors for Mission Community Bancorp for year 2010. The Audit Committee had determined that the time was opportune to engage in a “request for proposal” process for choosing the Company’s auditor for 2010.  As a result of this process, in which Vavrinek, Trine, Day & Co. was a participant, on November 23, 2009 the Company's Board of Directors ratified the recommendation of the Audit Committee to appoint Perry-Smith LLP as the Company’s new independent registered public accounting firm beginning for fiscal 2010. On February 22, 2011, the Company’s Board of Directors ratified the recommendation of the Audit Committee to appoint Perry-Smith LLP as the Company’s auditors for the 2011 fiscal year.  The Board is requesting that its shareholders ratify the appointment of Perry-Smith LLP as the Company’s auditors for the 2011 fiscal year.

The Audit Committee pre-approves all audit and permissible non-audit services to be performed by Mission Community Bancorp’s independent auditors.  Mission Community Bancorp’s independent auditor may provide only those services pre-approved by the Audit Committee or its designated subcommittee.  The Audit Committee annually reviews and pre-approves the audit, review, attest and permitted non-audit services to be provided during the next audit cycle by the independent auditor.  To the extent practicable, at the same meeting the Audit Committee also reviews and approves a budget for each of such services.  The term of any such pre-approval is for the period of the annual audit cycle, unless the Audit Committee specifically provides for a different period.

Services proposed to be provided by the independent auditor that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee.  Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee.

The Audit Committee may form and delegate to a subcommittee, composed of one or more of its members, the authority to grant specific pre-approvals under its policy with respect to audit, review, attest and permitted non-audit services, provided that any such grant of pre-approval shall be reported to the full Audit Committee no later than its next scheduled meeting.  The Audit Committee may not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The following table presents the fees for professional audit services rendered by Vavrinek, Trine, Day & Co., LLP; and Perry-Smith LLP for the audit of Mission Community Bancorp’s financial statements included in Mission Community Bancorp’s Annual Report on Form 10-K and the review of the financial statements included in its quarterly reports on Form 10-Q for years 2009 and 2010.  Tax fees consist of the aggregate fees billed for professional services rendered by Vavrinek, Trine, Day & Co., LLP and Perry-Smith LLP for tax compliance, tax advice and tax planning.  All other fees consist of fees billed for non-audit related research and consultation services.

	2010	2009
Audit fees	$115,790	$52,000
Audit related fees	12,815	8,000
Tax fees	7,500	8,000
All other fees	10,000	0
Total:	$146,105	$68,000

None of the fees paid to Vavrinek, Trine, Day & Co., LLP for 2009; and to Perry-Smith LLP for 2010 were paid under the de minimis safe harbor exception from pre-approval requirements.  The Audit Committee has concluded that the provision of non-audit services listed above is compatible with maintaining the independence of Vavrinek, Trine & Day & Co., LLP and Perry-Smith LLP.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 2

ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST OF ANY SHAREHOLDER SOLICITED HEREBY, MISSION COMMUNITY BANCORP WILL PROVIDE WITHOUT CHARGE A COPY OF THE  ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) OF MISSION COMMUNITY BANCORP FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  REQUESTS SHOULD BE DIRECTED TO RONALD B. PIGEON, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, MISSION COMMUNITY BANCORP, 3380 S. HIGUERA STREET, SAN LUIS OBISPO, CA 93401.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Mission Community Bancorp does not have a class of equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Therefore, the officers and directors of Mission Community Bancorp, and persons who own more than 10% of the common stock of Mission Community Bancorp are not subject to the reporting requirements under Section 16(a) of the Exchange Act.

OTHER MATTERS

Management does not know of any matters to be presented to the Meeting other than those set forth above.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Dated: April 29, 2011	MISSION COMMUNITY BANCORP
/s/ Stephen P. Yost Stephen P. Yost Secretary